UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Earliest Event Reported: March 14, 2013

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On March 14, 2013, National CineMedia, Inc. (“NCM, Inc.”), as sole manager of National CineMedia, LLC (“NCM LLC”), provided written notice setting forth the determination of common membership units due to/from the members of NCM LLC as shown in the table below, in accordance with the Common Unit Adjustment Agreement dated as of February 13, 2007, by and among NCM, Inc., NCM LLC, Regal CineMedia Holdings, LLC (“Regal”), American Multi-Cinema, Inc. (“AMC”), Cinemark Media, Inc. (“Cinemark”), Regal Cinemas, Inc. (“RCI”) and Cinemark USA, Inc. Regal, AMC and Cinemark are referred to collectively as the “Founding Members.” The “Founding Member Group” means, with respect to each Founding Member, the Founding Member, its ESA Party, and their Affiliates. The common membership units will be issued on March 28, 2013, the settlement date. Following is a summary of the NCM LLC ownership units that will result from this most recent Common Unit Adjustment:

Founding Member Group	Number of Units Owned Prior to 2012 Adjustment (as of Dec. 27, 2012)	Number of Units Issued per 2012 Adjustment	Total Number of Units Owned Post 2012 Adjustment (as of Dec. 27, 2012)
AMC	17,323,782	1,728,988	19,052,770
Cinemark	18,094,644	588,024	18,682,668
Regal	22,113,150	2,219,002	24,332,152
NCM, Inc. (1)	54,486,259	0	54,486,259

Total	112,017,835	4,536,014	116,553,849

(1)	Excludes restricted shares which have vested and stock options which have been exercised subsequent to December 27, 2012.

Following the issuance of common membership units pursuant to the Common Unit Adjustment Agreement for fiscal 2012, each Founding Member Group’s ownership interest in NCM LLC will change as follows:

Founding Member Group	Ownership Interest Prior to 2012 Adjustment (as of Dec. 27, 2012)	Ownership Interest Post 2012 Adjustment (as of Dec. 27, 2012)	Change
AMC	15.47%	16.34%	+0.87
Cinemark	16.15%	16.03%	- 0.12
Regal	19.74%	20.88%	+ 1.14
NCM, Inc. (1)	48.64%	46.75%	- 1.89

(1)	Excludes restricted shares which have vested and stock options which have been exercised subsequent to December 27, 2012.

Pursuant to NCM, Inc’s Amended and Restated Certificate of Incorporation and NCM LLC’s Third Amended and Restated Limited Liability Company Operating Agreement, members of NCM LLC, other than NCM, Inc., may choose to have common membership units redeemed, and NCM, Inc. may elect to issue cash or shares of its common stock on a one-for-one basis. Therefore, the NCM LLC units issued to the Founding Members may be redeemable for an equal number of shares of NCM, Inc.’s common stock.

Neither NCM, Inc. nor NCM LLC received any cash consideration in exchange for the issuance of the units. In addition to the issuance of the units, cash will be paid in lieu of partial units in the amounts of $2.05, $2.79 and $3.61 to AMC, Cinemark and RCI, respectively.

The units will be issued in reliance upon the exemption from the registration requirements of the Securities Act provided for by Section 4(2) thereof for transactions not involving a public offering. Appropriate legends have been affixed to the securities issued in this transaction. The Founding Members had adequate access, through business or other relationships, to information about NCM, Inc.

In accordance with the Exhibitor Services Agreement (“ESA”) dated as of February 13, 2007, by and between NCM Inc. and AMC, the issuance of approximately all of the common units to AMC are attributed to 10 acquired theatres that are currently under contract with a third party advertising service provider through November 30, 2018. As a result, AMC will pay NCM LLC amounts calculated per the ESA reflecting the net amount of cash that approximates what NCM LLC would have generated if it were able to sell on-screen advertising in these theatres on an exclusive basis. These payments will be made on a quarterly basis in arrears in accordance with certain run-out provisions and are projected to be approximately $1.5 million to $2.5 million in 2013 and will continue until the third party contract expires. The payments will be recorded directly to the NCM LLC’s members’ equity account. In addition, as provided in the ESA, NCM LLC will be entitled to receive payments for the purchase of on-screen advertising time at a negotiated rate (intended to approximate a market rate) in order to satisfy AMC’s obligation under their beverage concessionaire agreements. The beverage payments will be recorded to advertising revenue.

Discussion of Common Unit Adjustment Calculation

Methodology

The Common Unit Adjustment Agreement provides a mechanism for adjusting membership units held by the Founding Members, based on increases or decreases in attendance associated with new theatre construction or acquisitions and dispositions or closures by each Founding Member. The adjustment of membership units pursuant to this agreement are conducted annually, except that an earlier adjustment will occur for a Founding Member if its acquisition or disposition of theatres, in a single transaction or cumulatively since the most recent adjustment, will cause a change of two percent or more in the total annual attendance.

Increases in attendance associated with theatre additions are included in the unit adjustment if arising from acquisition of a theatre or opening of a newly constructed theatre, except that lease renewals and extensions are not included and acquired theatres, subject to an agreement with an alternative cinema advertising provider, will not be included until certain run out payments are made to NCM LLC by the Founding Member acquiring the theatre pursuant to its ESA or until such third party cinema advertising agreement expires.

Decreases in attendance associated with theatre dispositions are included in the unit adjustment if arising from the closure or sale of a theatre, unless the purchaser or sublessee enters into an agreement with NCM LLC similar to the ESA, the theatre is closed at the end of its lease term in effect on February 13, 2007 (the Common Unit Adjustment Agreement date), the theatre is closed at the end of an initial term of a lease entered into after February 13, 2007, or a non-digitized theatre is closed within the last three years of the term of a lease in effect on February 13, 2007.

The changes in 2012 attendance were calculated based on full year 2012 attendance for acquired theatres that were open for the entire 2012 period and based on the twelve months prior to the disposition date for theatres that were disposed; however, if an acquired or new build theatre was not operating during the entire 2012 period, the change in annual attendance was calculated based on 75% of the projected, year 1 annual attendance for such theatre, as determined in approving development by the Founding Members’ board of directors (or other investment committee designated by the board). Additionally, in the calculations for adjustment upon acquisition, new openings, closures or disposition, only one-half of the attendance was included for theatres that were not digitized.

In the case of acquired or new build theatres in which the 75% of projected, year 1 annual attendance was used in prior Common Unit Adjustments, an additional adjustment or “true-up” was made to the net increases and decreases in attendance. This adjustment was calculated as the variance between the attendees applied in the prior Common Unit Adjustment and the actual, year 1 attendance for such theatres.

Discussion of changes in screens and attendance:

•	The aggregate net attendance adjustment used in calculating the Common Unit Adjustment was an increase of 18,238,734 attendees.

•

The total attendance increase was 19,544,166 attendees, of which 14,194,001 related to acquired theatres (14,003,426 from digital screens and 190,575 from non-digital screens (381,149 weighted at 50%)) and 5,350,165 related to newly opened theatres (7,133,554 all from digital screens weighted at 75%). A total of 637 screens were added resulting in an average attendance per added screen of approximately 30,682.

•

The total attendance decrease due to dispositions was 2,089,466 attendees, of which 1,913,217 attendees were from digital screens and 176,249 attendees were from non-digital screens (attendance of 352,498 weighted at 50%). A total of 97 screens were disposed of resulting in an average attendance per disposed screen of approximately 21,541.

•

The total attendance increase due to an adjustment between the projected, year 1 attendance of 15 new build theatres or 106 screens included in the prior Common Unit Adjustment and the actual, year 1 attendance for these theatres was 784,034 attendees.

•

Though excluded from the calculation, the decrease in attendance due to end of lease screen closures was 2,141,889 attendees, of which 1,923,073 attendees were from digital screens and 218,816 attendees were from non-digital screens (attendance of 437,632 weighted at 50%). A total of 122 screens were excluded, of which all were due to end of lease screen closures resulting in an average attendance per excluded screen of approximately 17,556.

Calculation of the Common Unit Adjustment (1): (as of and for the fiscal year ended December 27, 2012, except as noted)

Outstanding NCM LLC Equity Equivalents (2)	112,723,694
Times – NCM, Inc. Share Price (3)	$14.7254

NCM LLC Equity Value	$1,659,901,484

NCM LLC Long-Term Funded Debt	$879,000,000
Less NCM LLC Cash and Cash Equivalents	($10,383,524)

NCM LLC Enterprise Value	$2,528,517,959

Divided by – Attendance Total (4)	690,429,263

NCM LLC Enterprise Value per Attendee	$3.6622404

Times – aggregate Net Attendance Adjustment (for the period December 30, 2011 through December 27, 2012)	18,238,734

Common Unit Adjustment Equivalent (Value of aggregate Net Attendance Adjustment)	$66,794,629

Divided by – NCM, Inc. Share Price (3)	$14.7254

Common Unit Adjustment (in whole units)	4,536,014

Cash paid in lieu of partial units issued Founding Members	$8.45

(1)	Terms as defined in the Common Unit Adjustment Agreement dated as of February 13, 2007.
(2)	Includes 54,486,259 60-day weighted average shares of NCMI outstanding common stock, 57,531,576 60-day weighted average NCM LLC units held by the Founding Members and 705,859 restricted shares and outstanding options deemed exercised under the treasury stock method.
(3)	Represents the 60-day weighted average share price of NCM, Inc.
(4)	Includes attendees from network affiliates.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation. (Incorporated by reference to Exhibit 4.1 from the Registrant’s Registration Statement on Form S-8 (File No. 333-140652) filed on February 13, 2007.)

10.1	National CineMedia, LLC Third Amended and Restated Limited Liability Company Operating Agreement dated as of February 13, 2007, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc. (Incorporated by reference to Exhibit 10.1 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.1.1	First Amendment to Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC dated as of March 16, 2009, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc. (Incorporated by reference to Exhibit 10.1.1 from the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33296) filed on August 7, 2009.)

10.1.2	Second Amendment to Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC dated as of August 6, 2010, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc. (Incorporated by reference to Exhibit 10.1 from the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on August 10, 2010.)

10.2	Common Unit Adjustment Agreement dated as of February 13, 2007, by and among National CineMedia, Inc., National CineMedia, LLC, Regal CineMedia Holdings, LLC, American Multi-Cinema, Inc., Cinemark Media, Inc, Regal Cinemas, Inc. and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.6 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.3	Registration Rights Agreement dated as of February 13, 2007, by and among National CineMedia, Inc., American Multi-Cinema, Inc., Regal CineMedia Holdings, LLC and Cinemark Media, Inc. (Incorporated by reference to Exhibit 10.11 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.4	Exhibitor Services Agreement dated as of February 13, 2007, by and between National CineMedia, Inc. and American Multi-Cinema, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.2 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.4.1	Amendment to Exhibitor Services Agreement dated as of November 5, 2008, by and between National CineMedia LLC and American Multi-Cinema, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.1 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on November 6, 2008.)

Exhibit	Description

10.4.2	Second Amendment to Exhibitor Services Agreement dated as of October 1, 2010, by and between National CineMedia, LLC and American Multi-Cinema, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.1 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on October 6, 2010.)

10.4.3	Third Amendment to Exhibitor Services Agreement dated as of April 17, 2012, by and between National CineMedia, LLC and American Multi-Cinema, Inc. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on April 18, 2012.)

10.5	Exhibitor Services Agreement dated as of February 13, 2007, by and between National CineMedia, Inc. and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.3 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.5.1	Amendment to Exhibitor Services Agreement dated as of November 5, 2008, by and between National CineMedia LLC and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.2 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on November 6, 2008.)

10.5.2	Second Amendment to Exhibitor Services Agreement dated as of October 1, 2010, by and between National CineMedia, LLC and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.2 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on October 6, 2010.)

10.5.3	Third Amendment to Exhibitor Services Agreement dated as of April 17, 2012, by and between National CineMedia, LLC and Cinemark USA, Inc. (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on April 18, 2012.)

10.6	Exhibitor Services Agreement dated as of February 13, 2007, by and between National CineMedia, Inc. and Regal Cinemas, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.4 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.6.1	Amendment to Exhibitor Services Agreement dated as of November 5, 2008, by and between National CineMedia LLC and Regal Cinemas, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.3 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on November 6, 2008.)

10.6.2	Second Amendment to Exhibitor Services Agreement dated as of October 1, 2010, by and between National CineMedia, LLC and Regal Cinemas, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.3 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on October 6, 2010.)

10.6.3	Third Amendment to Exhibitor Services Agreement dated as of April 17, 2012, by and between National CineMedia, LLC and Regal Cinemas, Inc. (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on April 18, 2012.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, NCM, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: March 18, 2013	By:	/s/ Ralph E. Hardy
Ralph E. Hardy Executive Vice President, General Counsel and Secretary